Principal Funds, Inc.

Supplement dated September 28, 2018
to the Statutory Prospectus dated June 15, 2018
(as supplemented on June 25, 2018, July 13, 2018 and September 17, 2018)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR SMALL-MIDCAP DIVIDEND INCOME FUND
In the Management section, under Sub-Advisor and Portfolio Managers, add the following to the alphabetical list of portfolio managers:
Sarah E. Radecki (since 2018), Portfolio Manager

MANAGEMENT OF THE FUNDS
Sarah E. Radecki joined Principal in 1999. Ms. Radecki earned bachelor’s degrees in political science and economics from Saint Mary’s College of California and a master’s degree in economics from the University of California at Santa Barbara. She has earned the right to use the Chartered Financial Analyst designation.

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